UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Advantage Loan Agreement

On March 16, 2023, Danimer Scientific Holdings, LLC, a Delaware limited liability company (“DSH”), Meredian Bioplastics, Inc., a Georgia corporation (“MBI”), Meredian, Inc., a Georgia corporation (“Meredian”), Danimer Scientific, L.L.C., a Georgia limited liability company (“DSLLC”), Danimer Bioplastics, Inc., a Georgia corporation (“DBI”), Danimer Scientific Kentucky, Inc., a Delaware corporation (“DSKY”), and Novomer, Inc., a Delaware corporation (“Novomer”), each an indirect wholly-owned subsidiary of Danimer Scientific, Inc., a Delaware corporation (“Danimer” or the “Company”), entered into Amendment No. Five to Loan and Security Agreement and Consent (“Amendment No. Five”) to that certain Loan and Security Agreement, dated as of March 13, 2019 (as amended by Amendment No. One to Loan and Security Agreement dated as of October 2, 2020, Amendment No. Two to Loan and Security Agreement and Consent dated as of December 22, 2020, Amendment No. Three to Loan and Security Agreement and Consent dated as of March 18, 2021, Amendment No. Four to Loan and Security Agreement and Consent dated as of December 15, 2021 and as amended, modified, supplemented, renewed or extended from time to time the “Advantage Loan Agreement”), among DSH and MBI, as borrowers (each an “Advantage Borrower”), Meredian, DSLLC, DBI, DSKY and Novomer, as guarantors (each an “Advantage Guarantor”, and collectively with the Advantage Borrowers, the “Advantage Loan Parties”), the lenders party thereto from time to time (the “Advantage Lenders”), and Southeast Community Development Fund X, L.L.C., as administrative agent for the Advantage Lenders (the “Advantage Administrative Agent”).

Amendment No. Five, among other things, (i) amended the interest rate to delete LIBOR and adopt 30 day SOFR as the interest rate, (ii) extended the maturity date of the loans under the Advantage Loan Agreement to June 24, 2024, (iii) consented to the formation of two new direct and indirect subsidiaries by Meredian Holdings Group, Inc. (“MHG”), the direct parent entity of DSH, and removed the negative covenant limiting the incurrence of liabilities and business activities of MHG, (iv) consented to the transfer of intellectual property by the Advantage Loan Parties, other than Novomer, to the newly-formed indirect subsidiary of MHG, and (v) released the security interest of the Advantage Lenders and the Advantage Administrative Agent in the intellectual property of the Advantage Loan Parties. As a condition to the effectiveness of Amendment No. Five, among other things, (i) MHG delivered to the Advantage Administrative Agent, for the benefit of the Advantage Administrative Agent and each Advantage Lender, a Ratification by Guarantor (the “Advantage Ratification”), pursuant to which it, among other things, acknowledged the entry of the Advantage Loan Parties into Amendment No. Five and each other amendment and modification of the Advantage Loan Agreement and ratified its obligations under its guaranty and pledge agreements, and (ii) DSH placed into an account over which the Advantage Administrative Agent has sole control the principal outstanding amount of the GARJA Loan (as defined herein).

A copy of Amendment No. Five and the Advantage Ratification is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of Amendment No. Five and the Advantage Ratification is not intended to be complete and is qualified in its entirety by reference to the text of Amendment No. Five and the Advantage Ratification.

On March 16, 2023, MBI voluntarily prepaid the new markets tax credits term loan (the “NMTC Loan”) under the Advantage Loan Agreement in full in the aggregate amount of $4,605,699.48, which included the outstanding principal amount of the NMTC Loan plus accrued interest through the date of prepayment.

On March 17, 2023, DSH gave irrevocable notice to the Advantage Administrative Agent of its intent to voluntarily prepay the GARJA loan (the “GARJA Loan”) under the Advantage Loan Agreement in full on or about April 17, 2023 in the aggregate amount of $5,643,257.69, which includes the outstanding principal amount of the GARJA Loan plus accrued interest through the date of prepayment. Upon payment of the GARJA Loan, all outstanding amounts under the Advantage Loan Agreement will have been repaid in full, and the Advantage Loan Agreement shall be terminated.

Financing Agreement

On March 17, 2023 (the “Closing Date”), the Company, as borrower, and certain subsidiaries of the Company, as guarantors, entered into a Financing Agreement (the “Financing Agreement”) with Jefferies Funding LLC (“Jefferies”), as lender, and U.S. Bank Trust Company, National Association (the “Term Loan Agent”), as administrative agent and collateral agent.

The Financing Agreement provides for a new senior secured term loan (the “Term Loan”) in an aggregate principal amount of $130 million, the entirety of which was drawn on the Closing Date.

The Term Loan bears interest at a fixed rate per annum equal to 14.40%, payable monthly in arrears. Accounting for certain fees and expenses associated with the transaction, including the establishment of an interest reserve account in the amount of $12.5 million and an insurance premium reserve account, net proceeds to the Company were $98.6 million under the Term Loan. The Company is applying the net proceeds of the Term Loan towards the payoff of the GARJA Loan, working capital and general corporate purposes, including capital expenditures, permitted acquisitions, research and development, and general and administrative expenses.

The Term Loan matures on the earlier of March 17, 2027, or September 15, 2026 if more than $100 million of the Company’s existing convertible notes remain outstanding as of such date, unless terminated earlier in accordance with the Financing Agreement. Any prepayments made during the first 24 months of the Term Loan are subject to a make-whole premium as more fully described in the Financing Agreement.

In connection with the Term Loan, on March 16, 2023, each of the Guarantors, except for Novomer, assigned substantially all of their intellectual property rights to Danimer IPCo, LLC (“IPCo”), which is wholly owned by Danimer IPHoldCo, LLC (“IPHoldCo”) (each a newly formed Delaware limited liability company), which is a wholly-owned subsidiary of MHG, which is a wholly-owned subsidiary of the Company. In turn, effective on the same date, IPCo entered into individual license agreements with each of the applicable Guarantors to license the assigned intellectual property rights back to the respective subsidiaries of the Company.

The Term Loan is guaranteed, jointly and severally, by certain of the Company’s subsidiaries, including MHG, DSH, Danimer Scientific Manufacturing, Inc. (“DSM”), Meredian, DSLLC, DSKY, DBI, IPCo, IPHoldCo, and Novomer (collectively, the “Guarantors”), and secured by a first-priority security interest in substantially all of the assets of the Company and the Guarantors, subject to certain exceptions, including but not limited to the following:

•
The guaranty provided by DSKY shall not become effective until consents from the existing new market tax credit (“NMTC”) lenders under the NMTC transaction to which DSKY is a party have been obtained permitting such guaranty and a pledge of DSKY’s assets as additional collateral under the Term Loan (the “DSKY NMTC Consents”).
•
The guaranty provided by DSM shall not become effective until consents from the existing NMTC lenders under the NMTC transaction to which DSM is a party have been obtained permitting such guaranty and a pledge of DSM’s assets as additional collateral under the Term Loan.
•
Novomer’s pledge in favor of the lenders and the Term Loan Agent only grants security interests in Novomer’s intellectual property rights, which pledge will be terminated, and Novomer removed as a guarantor of the Term Loan, on the ninety-first (91st) day following the delivery of the DSKY NMTC Consents.
•
Assets of Meredian Bioplastics, Inc. are excluded.
•
Other excluded assets include: de minimis real estate assets; property subject to purchase money security interests; deposit accounts less than $50,000, and accounts having $500,000 or less that are non-U.S. accounts, secure lease obligations, or that constitute deposits in connection with letter(s) of intent or purchase agreement(s)

The value of the collateral pledged to secure the Term Loan is insured pursuant to a collateral protection insurance policy issued to the Term Loan Agent as an insured party by a group of insurers, led by Markel and brokered by AON (the “AON Insurance Policy”), providing coverage for 95% of the $130 million principal amount of the Term Loan. The first three years of annual premiums under the AON Insurance Policy were paid out of the proceeds of the Term Loan.

The Financing Agreement also contains other customary representations and warranties, and affirmative and negative covenants, including, among other things, limitations on additional indebtedness, investments, dividends, and other distributions, entry into new lines of business, use of loan proceeds, capital expenditures, restricted payments, restrictions on liens on the assets of the Company and Guarantors, transactions with affiliates, amendments to organizational documents, accounting changes, sale and leaseback transactions, and dispositions.

There are mandatory pre-payment obligations with respect to asset sales, any sale of Novomer, the issuance of additional indebtedness, and extraordinary receipts, subject to certain exceptions.

In addition, the Financing Agreement contains customary events of default that include, among others, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, failure to make payment on, or defaults with respect to, certain other material indebtedness, bankruptcy and insolvency events, judgments and change of control provisions. Upon the occurrence of an event of default, and after the expiration of any applicable grace period, payment of any outstanding loans under the Financing Agreement may be accelerated and the lenders could foreclose on their security interests in the assets of the Company and the Guarantors.

In addition, the Company and the Guarantors are required to undertake certain actions following the closing of the Term Loan, including but not limited to:

•
causing DSH to repay and terminate the entire balance, including accrued unpaid interest thereon, of the GARJA Loan within five (5) business days after the expiration of the prepayment notice period therefor or any earlier termination or waiver of such notice period (see “Amendment to Advantage Loan Agreement” above in this Item 1.01);
•
maintaining a minimum balance of $45 million in the aggregate in certain of its accounts, including its initial funding account with Jefferies, unless and until the DSKY NMTC Consents have been obtained;
•
completing assignments and recordations with respect to intellectual property as more particularly provided in the Financing Agreement; and
•
obtaining collateral access and control agreements with respect to locations and accounts, respectively, where the Company and/or Guarantors store particular portions of collateral as further described in the Financing Agreement.

Permitted indebtedness under the Financing Agreement include:

•
equipment financing of up to $40 million, subject to having first obtained the DSKY NMTC Consents; and
•
an asset based revolving credit facility in an aggregate amount not to exceed $30 million at any time outstanding secured solely by the loan parties’ accounts receivable and inventory.

A copy of the Financing Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary of the Financing Agreement is not intended to be complete and is qualified in its entirety by reference to the text of the Financing Agreement.

Pledge and Security Agreement

In connection with the entry into the Financing Agreement, on the Closing Date, the Company and the Guarantors entered into a Pledge and Security Agreement with the Term Loan Agent, as collateral agent (the "Security Agreement") pursuant to which obligations under the Financing Agreement are secured by a security interest in substantially all tangible and intangible personal property, whether owned on the date the Security Agreement was entered into or acquired in the future, of the Company and the Guarantors, including the pledge by the Company and the Guarantors generally of 100% of the voting capital stock and other equity interests in their respective domestic subsidiaries (in each case, whether existing on the date the Security Agreement was entered into or acquired thereafter), subject to certain exceptions contained in the Financing Agreement and the Security Agreement as more particularly described therein and the discussion with respect to the “Financing Agreement” above.

A copy of the Security Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing summary of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Security Agreement.

Warrant

In connection with the Term Loan, Danimer also issued a warrant (the “Warrant”) to Jefferies for the purchase of 1,500,000 shares of the Company’s Class A common stock, par value $0.0001 per share, at an exercise price of $7.50 per share, subject to customary adjustments, at any time during the five-year exercise period following the Closing Date. A copy of the Warrant is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference. The foregoing summary of the Warrant is not intended to be complete and is qualified in its entirety by reference to the text of the Warrant.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under “Amendment to Advantage Loan Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On the date hereof, the Company issued a press release (the “Press Release”) which, among other things, pre-announced its financial results for the fiscal year ended December 31, 2022. A copy of this Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Press Release contains the non-GAAP measure “Adjusted EBITDA”. Danimer believes that Adjusted EBITDA is useful to investors in evaluating the Company’s performance because such measure considers the performance of the Company’s operations, excluding decisions made with respect to capital investment, financing and other non-recurring charges as outlined in the preceding paragraph. Danimer believes this non-GAAP metric offers additional financial information that, when coupled with the comparable GAAP result and the reconciliation to the comparable GAAP result, provides a more complete understanding of its results of operations and the factors and trends affecting its business. The non-GAAP measure is reconciled to the comparable GAAP financial measure within the Press Release. Danimer cautions that the non-GAAP measure should be considered in addition to, but not as a substitute for, Danimer’s reported GAAP results. Additionally, Danimer notes that there can be no assurance that the above referenced non-GAAP financial measure is comparable to similarly titled financial measures used by other publicly traded companies.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Danimer, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Amendment to Advantage Loan Agreement”, “Financing Agreement”, and “Pledge and Security Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Warrant” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01. Other Events

As previously disclosed in its Form 8-K filed on March 7, 2023, Danimer Scientific, Inc. (the “Company”) filed a petition on March 2, 2023 in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the General Corporation Law of the State of Delaware (the “Section 205 Petition”) in order to resolve potential uncertainty with respect to the validity of the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) and the Company’s capitalization resulting from a recent Court of Chancery ruling unrelated to the Company.

On March 17, 2023, the Court of Chancery heard and orally granted the Company’s Section 205 Petition. Also on March 17, 2023, the Court of Chancery issued a final order validating (i) the Company’s Charter, declaring it effective as of December 20, 2020, and (ii) all shares of capital stock of the Company issued in reliance on the effectiveness of the Charter, effective as of the date and time of the original issuance of such shares. A copy of the Court’s order is attached hereto as Exhibit 99.2.

The information in Item 8.01 of this Current Report on Form 8-K, the Press Release, and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
4.1	Warrant to Purchase Common Stock, dated as of March 17, 2023, issued by Danimer Scientific, Inc. (the “Company”) in favor of Jefferies Funding LLC.
10.1

Amendment No. Five to Loan and Security Agreement and Consent, dated as of March 16, 2023, among Danimer Scientific Holdings, LLC and Meredian Bioplastics, Inc., as borrowers, and Meredian, Inc., Danimer Scientific, L.L.C., Danimer Bioplastics, Inc., Danimer Scientific Kentucky, Inc., and Novomer, Inc., as guarantors, the lenders party thereto, and Southeast Community Development Fund X, L.L.C., as administrative agent.

10.2

Financing Agreement, dated as of March 17, 2023, by and among the Company, as borrower, and certain subsidiaries of the Company from time to time party thereto (collectively, the “Guarantors”), as guarantors, the lenders from time to time party thereto, and U.S. Bank Trust Company, National Association (“U.S. Bank”), as administrative agent and collateral agent.

10.3	Pledge and Security Agreement, dated as of March 17, 2023, among the Company, the subsidiaries of the Company from time to time parties thereto, and U.S. Bank, as collateral agent.
99.1	Press Release, dated March 20, 2023 (furnished only).
99.2	Order entered by the Delaware Court of Chancery on March 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danimer Scientific, Inc

Date:	March 20, 2023	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer and Corporate Secretary